                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY

                           FIRST OMNIBUS AMENDMENT TO
                              TRANSACTION DOCUMENTS

      THIS FIRST OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of December 31, 2003 (this "Amendment"), is entered into by and among LENNOX INTERNATIONAL INC., LENNOX INDUSTRIES, INC., ADVANCED DISTRIBUTOR PRODUCTS LLC, HEATCRAFT REFRIGERATION PRODUCTS LLC, LPAC CORP., BLUE RIDGE ASSET FUNDING CORPORATION, WACHOVIA BANK, NATIONAL ASSOCIATION, LIBERTY STREET FUNDING CORP., THE BANK OF NOVA SCOTIA, EAGLEFUNDING CAPITAL CORPORATION, FLEET NATIONAL BANK, FLEET SECURITIES, INC. and THE LIBERTY STREET INVESTORS. Capitalized terms used and not otherwise defined herein are used as defined in the Transaction Documents (as defined in the Receivables Purchase Agreement, which is defined below).

      WHEREAS, the Seller, the Master Servicer, Blue Ridge, Wachovia, Liberty Street, Scotiabank and the Liberty Street Investors have entered into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of June 16, 2003 (as amended to the date hereof, the "Original Receivables Purchase Agreement" and, as amended hereby, the "Receivables Purchase Agreement");

      WHEREAS, LPAC Corp, Lennox, Armstrong, Advance Distributor and Heatcraft Refrigeration have entered into that certain Purchase and Sale Agreement, dated as of June 19, 2000 (as amended to the date hereof, the "Original Purchase Agreement" and, as amended hereby, the "Purchase Agreement");

      WHEREAS, Lennox International, for the benefit of the Beneficiaries (as defined in the Assurance Agreement, which is defined below) has entered into that certain Amended and Restated Assurance Agreement, dated as of June 16, 2003; (as amended to the date hereof, the "Original Assurance Agreement" and, as amended hereby, the "Assurance Agreement");

      WHEREAS, the parties hereto are entering into this Amendment to, among other things, (i) remove Wachovia as the Administrative Agent and substitute in lieu thereof Scotiabank as successor to Wachovia in the capacity of Administrative Agent, (ii) remove Blue Ridge, upon payment to Blue Ridge of the Blue Ridge Repayment Amount (as set forth in Annex A hereto), (iii) remove Wachovia as the Blue Ridge Purchaser Agent, (iv) add EagleFunding Capital Corporation ("EagleFunding") as a Purchaser, (v) add Fleet National Bank as an EagleFunding Investor and (vi) add Fleet Securities, Inc. as the purchaser agent for the Purchaser Group of which EagleFunding is a party;

      NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

      SECTION 1. Global Amendments. Effective as of the Effective Date, the Transaction Documents are hereby amended as follows:

      (a) Administrative Agent Succession. Scotiabank shall be successor Administrative Agent to Wachovia for all purposes of the Transaction Documents. Scotiabank hereby accepts all of the rights, duties and obligations of the "Administrative Agent" under the Transaction Documents. Wachovia hereby assigns all of its security interests and other rights and obligations as administrative agent under the Transaction Documents to Scotiabank. Any and all references in the Transaction Documents to Wachovia in its capacity as "Administrative Agent" are hereby amended to refer to "Scotiabank" in the related capacity. Wachovia shall no longer have any rights, obligations or duties as "Administrative Agent" under any of the Transaction Documents from and after the Effective Date. It is agreed by each of the parties hereto that Scotiabank shall have no liability for any action taken or not taken by Wachovia on or prior to the Effective Date.

      (b) Blue Ridge Termination; EagleFunding Joinder.

            (i) Blue Ridge Termination. Upon the payment to the Blue Ridge Purchaser Agent for the benefit of the Blue Ridge Investors of the Blue Ridge Repayment Amount, Blue Ridge, the Blue Ridge Purchaser Agent, the Blue Ridge Investors and the Blue Ridge Purchaser Group shall cease to be parties to the Transaction Documents for all purposes and, simultaneously with receipt of such Blue Ridge Repayment Amount, Blue Ridge, the Blue Ridge Purchaser Agent, the Blue Ridge Investors and the Blue Ridge Purchaser Group hereby assign all of their respective right, title and interest in, to and under each Asset Tranche funded by the Blue Ridge Purchaser Group to the Seller and none of Blue Ridge, the Blue Ridge Purchaser Agent, the Blue Ridge Investors and the Blue Ridge Purchaser Group shall have any rights, obligations or duties under any of the Transaction Documents from and after the Effective Date.

            (ii) EagleFunding Joinder. From and after the Effective Date, (w) EagleFunding shall be a Purchaser under the Transaction Documents, (x) Fleet Securities, Inc. shall be the EagleFunding Purchaser Agent under the Transaction Documents, (y) Fleet National Bank shall be an EagleFunding Investor under the Transaction Documents and (z) each of them shall have all of the rights, duties and obligations of a Purchaser, a Purchaser Agent and an Investor, as applicable, under the Transaction Documents. Each of EagleFunding, Fleet Securities, Inc. and Fleet National Bank hereby appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Administrative Agent by the terms thereof.

      (c) Each reference in the Transaction Documents to each of the following terms are hereby amended to refer to the related new defined term referred to below:

            "Blue Ridge" shall refer to "EagleFunding";

            "Blue Ridge Broken Funding Costs" shall refer to "EagleFunding Broken Funding Costs";

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            "Blue Ridge CP Costs" shall refer to "EagleFunding CP Costs";

            "Blue Ridge Liquidity Agreement" shall refer to "EagleFunding Liquidity Agreement";

            "Blue Ridge Liquidity Bank" shall refer to "EagleFunding Liquidity Bank";

            "Blue Ridge Purchaser Agent" shall refer to "EagleFunding Purchaser Agent";

            "Blue Ridge Purchaser Account" shall refer to "EagleFunding Purchaser Account";

            "Blue Ridge Purchaser Group" shall refer to "EagleFunding Purchaser Group"; and

            "Blue Ridge Purchaser Group Limit" shall refer to "EagleFunding Purchaser Group Limit".

      SECTION 2. Amendments to Receivables Purchase Agreement. Effective as of the Effective Date, the Receivables Purchase Agreement is hereby amended as follows:

      (a) Each of the references to "a Liberty Street Alternate Funding" and "Liberty Street Alternate Fundings" in Articles I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII and XIV the Original Receivables Purchase Agreement are hereby replaced with "an Alternate Funding" and "Alternate Fundings" respectively.

      (b) The first sentence of Section 1.1 of the Original Receivables Purchase Agreement is hereby replaced with the following:

            "Upon the terms and subject to the conditions of this Agreement (including, without limitation, Article V), from time to time during the Revolving Period, prior to the Termination Date, the Seller may request that the Purchasers purchase from the Seller ownership interests in Pool Receivables and Related Assets, and Liberty Street may, in its sole discretion, make such purchase or, if Liberty Street shall decline to make such purchase, the Liberty Street Investors shall make such purchase and EagleFunding may, in its sole discretion, make such purchase or, if EagleFunding shall decline to make such purchase, the EagleFunding Investors shall make such purchase (in any such case, each being a "Purchase"); provided that no Purchase shall be made by any Purchaser if, after giving effect thereto, (a) the Invested Amount would exceed $125,000,000 (as adjusted pursuant to Section 3.2(b)) (the "Purchase Limit"), (b) such Purchaser Group's Purchaser Group Invested Amount would exceed the related Purchaser Group Limit or (c) the Asset Interest, expressed as a percentage of Net Pool Balance, would exceed 100% (the "Allocation Limit"); and provided, further that each Purchase made pursuant to this Section 1.1 shall have a purchase price equal to at least $1,000,000 and shall be an integral multiple of $100,000."

      (b) Section 1.3(c)(iv) of the Original Receivables Purchase Agreement is hereby replaced with the following:

            "The Master Servicer shall pay all amounts identified pursuant to
            Section 1.3(b) to each Purchaser Agent (A) on the last day of the then current Yield Period for any Asset Tranche funded by an Alternate Funding or a Liquidity Funding of such Purchaser Group, as provided in Section 3.1(b), in an amount not exceeding the related Purchaser's Tranche Investment of such Asset Tranche, and (B) on the last day of the then current CP Accrual Period for any Asset Tranche funded by Commercial Paper Notes, as provided in Section 3.1, in an amount not exceeding the related Purchaser's Tranche Investment of such Asset Tranche."

      (c) Section 3.1(c)(iii) of the Original Receivables Purchase Agreement is hereby replaced with the following:

            "In addition to the payments described in clause (ii) above and clause (iv) below, during the Liquidation Period, the Master Servicer shall pay to each Agent, for the benefit of the related Purchaser, all amounts identified pursuant to Section 1.3 (A) on the last day of the current Yield Period for any Asset Tranche funded by a Liberty Street Alternate Funding or a Liquidity Funding funded by such Purchaser Group, as the case may be, in an amount not exceeding such Purchaser's Tranche Investment of such Asset Tranche, and (B) on the last day of the each CP Accrual Period, in an amount not exceeding such Purchaser's Tranche Investment of the Asset Tranche funded by Commercial Paper Notes issued by such Purchaser Group."

      (d) Section 4.1 of the Original Receivables Purchase Agreement is hereby replaced with the following:

            "The Seller shall pay to each Purchaser Group Agent for the benefit of the related Purchaser Group the fees and other amounts set forth in the Fee Letters, all such fees and other amounts to be paid from time to time in the amounts set forth in each such Fee Letter."

      (e) A new Section 10.2(d) is hereby added as follows:

            "(d) The EagleFunding Purchaser Agent may, upon the occurrence of any Liquidation Event, direct the Administrative Agent to take such action under any or all of the Lockbox Agreements such that the Administrative Agent has control over each related Lockbox Account and the Administrative Agent hereby agrees to take such action, to the extent permitted by law, upon receipt of such notice."

      (f) Section 14.1 of the Original Receivables Purchase Agreement is hereby amended by adding the following sentence to the end of such Section:

      "To the extent that any Purchaser is required to obtain any confirmation from any rating agency, such confirmation shall be in writing with respect to any material amendment, modification, waiver or consent."

      (g) Section 14.6 of the Original Receivables Purchase Agreement is hereby replaced with the following:

      "The Master Servicer hereby agrees that it will not institute against the Seller, or join any Person in instituting against the Seller, and each Seller Party, the Master Servicer, Scotiabank (individually, as Administrative Agent and as Liberty Street Purchaser Agent), Fleet National Bank, Fleet Securities, Inc. (individually and as EagleFunding Purchaser Agent) and each Purchaser, as to each other Purchaser, hereby agrees that it will not institute against any Purchaser, or join any other Person in instituting against any Purchaser, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by such Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding."

      (h) The following definitions in Appendix A to the Receivables Purchase Agreement are hereby amended as follows:

            (i) The definition of "Collection Account" is hereby amended and restated in its entirety as follows:

            "Collection Account: The segregated account that may be established and maintained with The Bank of Nova Scotia in the name of the Seller."

            (ii) The definition of "Credit Agreement" is hereby amended and restated in its entirety as follows:

            "Credit Agreement: That certain Amended and Restated Revolving Credit Facility Agreement dated as of September 11, 2003 by and among Lennox International Inc. as the borrower, certain financial institutions, as the lenders, JPMorgan Chase Bank, as administrative agent for the lenders, Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi, Ltd. and Wells Fargo Bank Texas, N.A., as co-documentation agents and J.P. Morgan Securities, Inc., as sole book runner and lead arranger, as such agreement may be further amended, restated, substituted or replaced from time to time."

            (iii) The definition of "Eligible Receivables" is hereby amended by deleting the word "and" at the end of clause (xv) thereof, deleting the period (.) at the end of clause (xvi), adding a semi-colon (;) at the end of clause (xvi) and adding the following additional clauses (xvii) and (xviii) thereto as follows:

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

            "(xvii) as to which any Purchaser Agent has not notified Seller that such Purchaser Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to such Purchaser Agent; and

            "(xviii) until such time as all of the Agents shall have provided to the Seller and to each other their written consents otherwise, the Originator of which was not Advanced Distributor Products LLC."

            (iv) The definition of "Liberty Street Purchaser Group Limit" is hereby amended and restated in its entirety as follows:

            "Liberty Street Purchaser Group Limit: $75,000,000.

            (v) The second proviso clause of clause (ii) of the definition of "Obligor Concentration Limit" is hereby replaced with the following:

            "provided, however, that any such Special Obligor designation shall not take effect without the confirmation of approval to the Agents by each of Fitch Investors Service, Moody's and S&P of such designation, if any Agent, in its sole discretion, determines that such confirmation of approval shall be required."

      (i) The following definitions in Appendix A to the Receivables Purchase Agreement are hereby deleted in full:

            "Blue Ridge";

            "Blue Ridge Broken Funding Costs";

            "Blue Ridge CP Costs";

            "Blue Ridge Liquidity Agreement";

            "Blue Ridge Liquidity Bank";

            "Blue Ridge Purchaser Agent";

            "Blue Ridge Purchaser Account";

            "Blue Ridge Purchaser Group"; and

            "Blue Ridge Purchaser Group Limit".

      (j) The following definitions are added in the appropriate alphabetical order to in Appendix A to the Receivables Purchase Agreement :

            "Alternate Funding: An EagleFunding Alternate Funding and a Liberty Street Alternate Funding.

            "Fee Letter: For each Purchaser Group, the fee letter (including all amendments, modifications, restatements, replacements and addendums thereto) entered into from time to time by the Seller and the members of such Purchaser Group."

            "EagleFunding: EagleFunding Capital Corporation and its successors and assigns."

            EagleFunding Alternate Funding: The portion of the outstanding Invested Amount of any Asset Tranche that is funded by the EagleFunding Investors pursuant to Section 1.1

            "EagleFunding Broken Funding Costs: For any Asset Tranche funded by any EagleFunding Investor which: (i) has its Purchaser Group Invested Amount reduced without compliance by the Seller with the notice requirements hereunder, (ii) does not become subject to a reduction following the delivery of any reduction notice pursuant to
            Section 3.2(b), or (iii) is assigned under an EagleFunding Liquidity Agreement or terminated prior to the date on which it was originally scheduled to end, including by the written notice of Seller that it wishes to terminate the facility evidenced by this Agreement; an amount equal to the excess, if any, of (A) the EagleFunding CP Costs or Earned Discount (as applicable) that would have accrued during the remainder of the Yield Periods or the tranche periods for Commercial Paper determined by the EagleFunding Purchaser Agent to relate to such Asset Tranche (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such reduction was designated to occur pursuant to the reduction notice) of the EagleFunding Invested Amount of such Asset Tranche if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such EagleFunding Invested Amount is allocated to another Asset Tranche, the amount of Eagle Funding CP Costs or Earned Discount actually accrued during the remainder of such period on such EagleFunding Invested Amount for the new Asset Tranche, and (y) to the extent such EagleFunding Invested Amount is not allocated to another Asset Tranche, the income, if any, actually received during the remainder of such period by the holder of such Asset Tranche from investing the portion of such EagleFunding Invested Amount not so allocated. All EagleFunding Broken Funding Costs shall be due and payable hereunder upon after written demand."

            "EagleFunding CP Costs: For any CP Accrual Period for any Asset Tranche owned by EagleFunding if and to the extent EagleFunding funds the Purchase or maintenance of its Asset Tranche by the issuance of commercial paper notes during such period, the per annum rate equivalent to the "weighted average cost" (as defined below) related to the issuances of commercial paper notes that are allocated, in whole or in part, by EagleFunding (or by its administrator) to fund or maintain the Asset Tranche (and which may also be allocated in part to the funding of other assets of EagleFunding); provided, however, that if any component of such rate is a discount rate, in calculating the "CP Rate" for such CP Accrual Period, EagleFunding shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, EagleFunding's "weighted average cost" shall consist of
            (w) the actual interest rate (or discount) paid to purchasers of EagleFunding's commercial paper notes, together with dealer fees or commissions, to the extent allocated, in whole or in part, to EagleFunding's commercial paper notes by EagleFunding (or its administrator), (x) certain documentation and transaction costs associated with the issuance of such commercial paper notes, (y) any incremental carrying costs incurred with respect to commercial paper notes maturing on dates other than those on which corresponding funds are received by EagleFunding and (z) other borrowing by EagleFunding, including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market."

            "EagleFunding Investors: Fleet National Bank and such other financial institutions from time to time identified as "EagleFunding Investors"."

            "EagleFunding Liquidity Agreement: The Liquidity Asset Purchase Agreement, dated as of December 31, 2003, by and among EagleFunding, Fleet Securities, Inc., Fleet National Bank and the EagleFunding Liquidity Banks."

            "EagleFunding Liquidity Bank: The commercial lending institutions that are at any time parties to the EagleFunding Liquidity Agreement."

            "EagleFunding Purchaser Agent: Fleet Securities, Inc. and its successors."

            "EagleFunding Purchaser Account: Account number 014-19-647 at Bankers Trust, ABA number 021001033, reference: LPAC Corp."

            "EagleFunding Purchaser Group: EagleFunding, Fleet National Bank, each other EagleFunding Liquidity Bank, the EagleFunding Purchaser Agent, together with their respective successors, assigns and participants."

            "EagleFunding Purchaser Group Limit: $50,000,000."

            "Effective Date" December 31, 2003."

            "Program Fee: The aggregate "Program Fee" set forth in each Fee Letter."

            "Unused Fee: The aggregate "Unused Fee" set forth in each Fee
            Letter."

      (k) Schedule 14.2 of the Receivables Purchase Agreement is hereby deleted and replaced with Schedule 14.2 attached hereto.

      SECTION 3. Effective Date. This Amendment shall become effective as of the date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied:

      (a) Amendments. Each of the following shall have been executed and delivered by a duly authorized officer of each party thereto: (i) this Amendment, (ii) each amendment dated the date hereof to each of the Lockbox Agreements and (ii) each of the Fee Letters dated the date hereof.

      (b) Fees and Amounts owing to Blue Ridge. (i) All of the fees and other amounts due and payable on the date hereof pursuant to the Fee Letters shall have been received by each of the Agents by wire transfer in immediately available funds and (ii) the Blue Ridge Purchaser Agent shall have received, by wire transfer in immediately available funds, the Blue Ridge Repayment Amount.

      (c) Financing Statements and Search Reports. The Administrative Agent shall have received:

            (i) Acknowledgement copies of proper Financing Statements and/or amendments to existing Financing Statements, duly filed with the appropriate filing offices before the Effective Date, or other similar instruments or documents, as may be necessary or, in the opinion of the Scotiabank, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Secured Parties' security interest in the Collateral.

            (ii) Certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to Scotiabank), dated before the Effective Date, listing all effective financing statements which name the Seller as debtor and which are filed with the Delaware Secretary of State.

      (d) Representations and Warranties. Each Agent shall have received a Certificate of an officer of each of the Seller and the Master Servicer certifying that the representations and warranties of each of the Seller and the Master Servicer contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof.

      (e) Covenants. The Seller and the Master Servicer shall each be in compliance with each of its covenants set forth herein and each of the Transaction Documents to which it is a party.

      (f) No Default. No event has occurred which constitutes a Liquidation Event and the Termination Date shall not have occurred.

      (g) Other Information. The Seller and the Master Servicer shall each have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as Scotiabank may request.

      SECTION 4. Miscellaneous.

      (a) Audit. Each of the Seller, the Master Servicer and each Originator (each, a "Lennox Party") hereby agrees, notwithstanding any provision to the contrary in any Transaction Document, and in addition to any right contained in the Transaction Documents, that within sixty (60) days after the Effective Date, to permit each Purchaser Agent, on the related Purchaser's behalf, or any of its agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Lennox Party relating to Pool Receivables, including, without limitation, the related Contracts and purchase orders and other agreements, and (ii) to visit the offices and properties of such Lennox Party for the purpose of examining such materials described in clause (a)(i) next above, and to discuss matters relating to Pool Receivables or such Seller Party's performance hereunder with any of the officers or employees (with notification to and coordination with the treasurer of such Lennox Party or his/her designee) of such Lennox Party having knowledge of such matters; (x) permit each Purchaser Agent or any of its respective agents or representatives to meet with the independent auditors of such Lennox Party, to review such auditors' work papers and otherwise to review with such auditors the books and records of such Lennox Party with respect to the Pool Receivables and Related Assets; and (y) without limiting the provisions of clause (x) or (y) next above, from time to time, at the expense of such Lennox Party, permit certified public accountants or other auditors acceptable to each Purchaser Agent to conduct a review of such Lennox Party's books and records with respect to the Pool Receivables and Related Assets.

      (b) Independent Director. Lennox and each of the Originators hereby agree with the Seller for the benefit of each of the Purchasers that they will take all action necessary to obtain the services of, and shall vote their shares of stock of the Seller in favor of, a independent director to serve on the board of directors of the Seller, such independent director to be subject to the prior written approval of each of the Agents (such independent director being the "Independent Director"). Lennox and each of the Originators hereby agree with the Seller for the benefit of each of the Purchasers that the Seller will at all times from and after April 30, 2004 have at least one (1) Independent Director.

      (c) References in Transaction Documents. Upon the effectiveness of this Amendment, each reference in a Transaction Document to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to such Transaction Document as amended hereby, and each reference to a Transaction Document in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to such Transaction Document as amended hereby.

      (d) Effect on Transaction Documents. Except as specifically amended above, the Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

      (e) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under any Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

      (f) Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      (g) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

      (h) Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (i) Amendments. This Amendment may not be amended or otherwise modified except as provided in the Transaction Documents.

      (j) GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALLIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,THE LAWS OF THE STATE OF NEW YORK, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

                                           LPAC CORP.

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           LENNOX INTERNATIONAL INC.

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           LENNOX INDUSTRIES INC.

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           ADVANCED DISTRIBUTOR PRODUCTS LLC

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           HEATCRAFT REFRIGERATION PRODUCTS LLC

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           [signatures continue]

                                           WACHOVIA BANK, NATIONAL ASSOCIATION,

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           BLUE RIDGE ASSET FUNDING CORPORATION,

                                           By: Wachovia Capital Markets, LLC,
                                               as Attorney-in-Fact

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           [signatures continue]

                                           LIBERTY STREET FUNDING CORP.,

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           THE BANK OF NOVA SCOTIA,

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           [signatures continue]

                                           EAGLEFUNDING CAPITAL CORPORATION,
                                                   By: Fleet Securities, Inc.,
                                                       as attorney-in-fact

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           FLEET NATIONAL BANK,
                                                   By: Fleet Securities, Inc.,
                                                       as attorney-in-fact

                                           By: ________________________________
                                               as agent for Fleet National Bank
                                           Name:_______________________________
                                           Title:______________________________

                                           FLEET SECURITIES, INC.

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                           [end of signatures]

                                  SCHEDULE 14.2

                                NOTICE ADDRESSES

Seller:
         LPAC Corp.
         Mail:                      P. O. Box 799900
                                    Dallas, TX  75379-9900
         Physical Address:          2140 Lake Park Blvd.
                                    Richardson, TX  75080-2254
         Attention:                 Gregg Moseman, Assistant Treasurer
         Phone No.:                 972-497-6935
         Facsimile No.:             972-497-6940

Servicer:
         Lennox Industries Inc.
         Mail:                      P. O. Box 799900
                                    Dallas, TX  75379-9900
         Physical Address:          2100 Lake Park Blvd.
                                    Richardson, TX  75080-2254
         Attention:                 Michael E. Kinney, Controller,
                                    North American Sales
         Phone No.:                 972-497-5363
         Facsimile No.:             972-497-5254
         Physical Address:          400 Norris Glen Road
                                    Etobicoke,  ON, Canada  M9C 1H5

Copies to:
         Kenneth C. Fernandez, Assistant General Counsel
         Lennox International Inc.
         Mail:                      P. O. Box 799900
                                    Dallas, TX  75379-9900
         Physical Address:          2140 Lake Park Blvd.
                                    Richardson, TX  75080-2254
         Facsimile No.:             972-497-5268

         Gregory Moseman, Assistant Treasurer
         Lennox International Inc.
         Mail:                      P. O. Box 799900
                                    Dallas, TX  75379-9900
         Physical Address:          2140 Lake Park Blvd.
                                    Richardson, TX  75080-2254
         Facsimile No.:             972-497-6940

Liberty Street Funding Corp.:

c/o Liberty Street Funding Corp.
114 West 47th Street, Suite 175
New York, NY 10036
Attention:  Andrew L. Stidd
Telephone: (212) 302-5151
Facsimile: (212) 302-8767

with a copy to:

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention:
Telephone: (212) 225-5000
Facsimile: (212) 225-5090

Administrative Agent, Liberty Street Purchaser Agent and Liberty Street
Investor:

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention:
Telephone: (212) 225-5000
Facsimile: (212) 225-5090

EagleFunding:

EagleFunding Capital Corporation
c/o Lord Securities Corporation
48 Wall Street, 27th Floor
New York, New York 10005
Attention: Ben Abedine
Telephone: (212) 346-9010
Telecopy: (212) 346-9012

With a copy to:

FLEET SECURITIES, INC.
100 Federal Street
Boston, Massachusetts 02110
Attention: Asset Securitization Group - LPAC Corp.
Telephone: (617) 434-5241
Telecopy:   (617) 434-5719

FLEET NATIONAL BANK
100 Federal Street
Boston, Massachusetts  02110
Attention: Asset Securitization Group - LPAC Corp.
Telephone: (617) 434-5241
Telecopy:   (617) 434-5719

EagleFunding Purchaser Agent:

FLEET SECURITIES, INC.
100 Federal Street
Boston, Massachusetts 02110
Attention: Asset Securitization Group - LPAC Corp.
Telephone: (617) 434-5241
Telecopy:   (617) 434-5719

                                     ANNEX A

                           BLUE RIDGE REPAYMENT AMOUNT

Total Discount , Principal and Used and Unused Fees:    $30,967.50
Legal                                                   $   987.74
                                                        ----------

Total:                                                  $31,955.24
                                                        ==========